Exhibit 99.1
ARUBA NETWORKS ANNOUNCES 17% YEAR-OVER-YEAR
GROWTH FOR ITS FISCAL SECOND QUARTER OF 2009
•	Company adds over 500 new customers

•	Generated $7.6 million in cash flow from operations

•	Cash and marketable securities rise to $115.2 million with no debt
SUNNYVALE, Calif., February 25, 2009 – Aruba Networks, Inc. (NASDAQ: ARUN), a global leader in wireless LANs and secure mobility solutions, today released financial results for its fiscal second quarter ended January 31, 2009.
Revenues for the fiscal second quarter of 2009 were $47.7 million, an increase of 17% over the $40.6 million reported in the fiscal second quarter of 2008. GAAP net loss for the fiscal second quarter of 2009 was $6.8 million, or $0.08 per share, compared to a net loss of $3.5 million, or $0.04 per share, in the fiscal second quarter of 2008. GAAP results for the fiscal second quarter of 2009 included $6.1 million of non-cash stock-based expenses, $1.2 million of amortization expense of acquired intangible assets, and $1.4 million in restructuring expenses.
Non-GAAP net income for the fiscal second quarter of 2009 increased to $2.0 million, or $0.02 per share, compared to non-GAAP net income of $0.8 million, or $0.01 per share, in the fiscal second quarter of 2008. Non-GAAP net income for these periods excludes the impact of non-cash stock-based expenses, amortization expense of acquired intangible assets in all periods, and, for the fiscal second quarter of 2009, restructuring expenses.
“We achieved 17% year-over-year revenue growth for our second fiscal quarter, even in these tough economic times, and I believe this offers clear evidence that customers see the value and positive ROI of our products,” said Dominic Orr, president and chief executive officer of Aruba. “While some projects have been pushed out, customers are being drawn to our value-based networking solutions that we believe lower operating expenses and help rightsize infrastructure investments. For example, migrating to Aruba’s high-performance 802.11n wireless LANs help companies significantly scale back expenses by rightsizing their wired network infrastructure – fewer active ports require fewer closet switches, fewer maintenance contracts, and no cabling changes as employees move. Customers are attracted to this approach to IT infrastructure management, and I believe that is a key reason why we added over 500 new customers in the quarter. It is also why I believe we are well positioned to take advantage of our large and growing addressable market opportunity when general macroeconomic conditions improve.”
“Gross margin improved by more than 300 basis points over the prior quarter, contributing to our solid bottom line performance. Additionally, we reduced operating expenses by over $2.1 million from the immediately preceding quarter, in line with our cost reduction plan announced last quarter,” said Steffan Tomlinson, Aruba’s chief financial officer. “During the quarter, we generated $7.6 million of cash flow from operations and ended the quarter with $115.2 million of cash and short term investments, with no debt.”
Recent Highlights
Aruba’s focus on providing secure mobility solutions that integrate seamlessly with existing legacy network infrastructure enabled the Company to achieve several key objectives during the quarter. Highlights from the quarter include:
•	Positioned in the Gartner Magic Quadrant as a Leader – Aruba was positioned in the Leaders quadrant in Gartner’s Magic Quadrant for Wireless LAN Infrastructure. This positioning is available only to vendors that have demonstrated an ability to meet a broad variety of customer requirements, shape the market, maintain strong relationships with their channels and customers, and have no obvious gaps within their product portfolio;

•	Release of AirWave Suite 6.2 Software – We introduced the AirWave Wireless Management Suite 6.2 with Payment Card Industry (PCI) Data Security Standard (DSS) compliance reporting assistance, enhanced rogue detection, RADIUS authentication for administrators, and Cisco 871 router monitoring;

•	Launch of Investment Protection Program for Nortel Customers – Following Nortel’s bankruptcy filing we launched the AirWave investment protection program for Nortel customers. This program is designed to extend the life of existing wireless LAN infrastructure investments and provide multi-vendor support for future network upgrades;

•	Gold Star Mobile Star Awards™ – Aruba was awarded three Gold Star Mobile Star Awards™ for its AirWave Wireless Management Suite, AP-120 802.11n Access Point Family, and Remote Access Point technology;

•	Wins and Deployments – Wins and deployments announced by Aruba this quarter included Giant Eagle, Inc., PETCO Animal Supplies, Inc., Wirral University Teaching Hospital NHS Foundation Trust, Taichung Veterans General Hospital, Denver Public Schools, Tamalpais Union School District, University of Cambridge, and Universidad del Valle de Mexico.
Conference Call Information
Aruba will host a conference call for analysts and investors to discuss its fiscal second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live Webcast of the conference call will also be accessible from the “Investor Relations” section of the Company’s Web site at www.arubanetworks.com. Following the Webcast, an archived version will be available on the Web site for twelve months. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11126226. International parties can access the replay at +1-303-590-3000 and should enter passcode 11126226.
Forward Looking Statements
This press release contains forward-looking statements, including statements relating to our expectations regarding (1) the ability of our products to lower operating expenses by, among other things, allowing our customers to decrease the size of their wired network infrastructure ; (2) our ability to take advantage of large and growing addressable market opportunities when the general macroeconomic conditions improve ; and (3) other statements as to our future economic performance, financial condition or results of operations.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include (1) our ability to react to trends and challenges in our business and the markets in which we operate;(2) business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; (3) reductions in overall information technology spending; (4) our ability to establish and maintain successful relationships with our distribution partners; and (5) our ability to compete in our industry, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s report on Form 10-Q for the fiscal first quarter ended on October 31, 2008, which was filed with the SEC on December 10, 2008, and the “Risk Factors” contained in our Schedule TO filed with the SEC on February 17, 2009, both of which are available on Aruba’s investor relations website at www.arubanetworks.com and on the SEC website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS).  The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Non-GAAP net income and EPS.  Aruba defines non-GAAP net income as net income plus stock-based expenses, amortization expense of acquired intangible assets, restructuring expenses (for the fiscal second quarter of 2009 only), and, a benefit related to the revaluation of warrants to fair value (for the six months ended January 31, 2008 only).  Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding.  Aruba’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only non-cash charges, such as stock-based expenses, but also discrete cash charges that are infrequent in nature, such as restructuring expenses.  Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FAS 123R, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time.  Similarly, by excluding amortization expense of acquired intangible assets, restructuring expenses and the benefit related to the revaluation of warrants to fair value, Aruba’s management believes that investors can better understand and measure the Company’s recurring operating results.
There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP.  First, these non-GAAP financial measures exclude some costs, namely, stock-based expenses, that are recurring.  Stock-based expenses have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business.  Second, stock-based awards are an important part of Aruba’s employees’ compensation and impacts their performance.  Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations.  Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP.  The accompanying tables have more details on these non-GAAP financial measures, including reconciliations between these financial measures and their most directly comparable GAAP equivalents.
A copy of this press release can be found on the investor relations page of Aruba Networks’ Web site at www.arubanetworks.com.
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About Aruba Networks
People move. Networks must follow. Aruba securely delivers networks to users, wherever they work or roam. Our mobility solutions enable the Follow-Me Enterprise that moves in lock-step with users:
•	Adaptive 802.11a/b/g/n Wi-Fi networks optimize themselves to ensure that users are always within reach of mission-critical information;

•	Identity-based security assigns access policies to users, enforcing those policies whenever and wherever a network is accessed;

•	Remote networking solutions ensure uninterrupted access to applications as users move;

•	Multi-vendor network management provides a single point of control while managing both legacy and new wireless networks from Aruba and its competitors.
The cost, convenience, and security benefits of our secure mobility solutions are fundamentally changing how and where we work. Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com.
© 2009 Aruba Networks, Inc.  AirWave®, Aruba Networks®, Aruba Mobility Management System®, Bluescanner, For Wireless That Works®, Mobile Edge Architecture, People Move. Networks Must Follow., RFProtect, Green Island, and The Mobile Edge Company® are trademarks of Aruba Networks, Inc.  All rights reserved.
# # #

IR Contacts
Aruba Networks, Inc.	The Blueshirt Group, Investor Relations
Steffan Tomlinson	Chris Danne, Jill Isenstadt
Chief Financial Officer	+1-415-217-7722
+1-408-754-3058	ir@arubanetworks.com
ir@arubanetworks.com

Aruba Networks, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	January 31,	July 31,
	2009	2008
Assets

Current assets:
Cash and cash equivalents	$38,986	$37,602
Short-term investments	76,183	64,130
Accounts receivable, net	23,564	32,679
Inventory	13,965	11,644
Deferred costs	3,570	4,317
Prepaids and other	1,864	3,196

Total current assets	158,132	153,568

Property and equipment, net	7,595	7,181
Goodwill	7,656	7,656
Intangible assets, net	16,559	19,027
Deferred costs	85	239
Other assets	1,027	1,130

Total other assets	32,922	35,233

Total assets	$191,054	$188,801

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$1,647	$5,844
Accrued liabilities	20,107	16,908
Income taxes payable	714	576
Deferred revenue	28,012	27,143

Total current liabilities	50,480	50,471

Deferred revenue	7,416	7,338
Other long-term liabilities	73	117

Total other liabilities	7,489	7,455

Total liabilities	57,969	57,926

Stockholders’ equity
Preferred Stock: $0.0001 par value; 10,000 shares authorized at January 31, 2009 and July 31, 2008; no shares issued and outstanding at January 31, 2009 and July 31, 2008	—	—
Common Stock: $0.0001 par value; 350,000 shares authorized at January 31, 2009 and July 31, 2008; 84,270 and 82,836 shares issued and outstanding at January 31, 2009 and July 31, 2008	8	8
Additional paid-in capital	264,355	249,131
Accumulated other comprehensive gain (loss)	95	(45)
Accumulated deficit	(131,373)	(118,219)

Total stockholders’ equity	133,085	130,875

Total liabilities and stockholders’ equity	$191,054	$188,801

Aruba Networks, Inc.
Consolidated Statements of Operations
(On a GAAP basis)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2009	2008	2009	2008
Revenues:
Product	$38,871	$34,170	$82,739	$72,627
Professional services and support	8,468	5,548	16,605	12,822
Ratable product and related professional services and support	342	927	783	1,926

Total revenues	47,681	40,645	100,127	87,375

Cost of revenues:
Product	13,368	10,984	29,973	22,841
Professional services and support	1,838	1,386	3,771	4,203
Ratable product and related professional services and support	120	330	275	692

Total cost of revenues	15,326	12,700	34,019	27,736

Gross profit	32,355	27,945	66,108	59,639

Operating expenses:
Research and development	10,250	9,086	20,673	17,386
Sales and marketing	21,607	18,826	46,268	40,525
General and administrative	6,015	4,403	11,300	8,595
Restructuring expenses	1,447	—	1,447	—

Total operating expenses	39,319	32,315	79,688	66,506

Operating loss	(6,964)	(4,370)	(13,580)	(6,867)

Other income (expense), net
Interest income	556	1,264	1,204	2,620
Other income (expense), net	(168)	(144)	(484)	582

Total other income (expense), net	388	1,120	720	3,202

Loss before income tax provision	(6,576)	(3,250)	(12,860)	(3,665)

Income tax provision	201	228	294	452

Net loss	$(6,777)	$(3,478)	$(13,154)	$(4,117)

Shares used in computing net loss per common share, basic and diluted	83,860	77,974	83,466	77,538

Net loss per common share, basic and diluted	$(0.08)	$(0.04)	$(0.16)	$(0.05)

Aruba Networks, Inc.
Consolidated Statements of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2009	2008	2009	2008
GAAP net loss	$(6,777)	$(3,478)	$(13,154)	$(4,117)

Plus:
a) Stock-based expenses	6,129	4,093	12,622	9,299
b) Amortization expense of acquired intangible assets	1,234	234	2,468	467
c) Revaluation of warrants to fair value	—	—	—	(715)
d) Restructuring expenses	1,447	—	1,447	—

Non-GAAP net income	$2,033	$849	$3,383	$4,934

GAAP net loss per common share	$(0.08)	$(0.04)	$(0.16)	$(0.05)

Plus:
a) Stock-based expenses	0.07	0.05	0.15	0.10
b) Amortization expense of acquired intangible assets	0.01	—	0.03	0.01
c) Revaluation of warrants to fair value	—	—	—	(0.01)
d) Restructuring expenses	0.02	—	0.02	—

Non-GAAP net income per common share	$0.02	$0.01	$0.04	$0.05

Shares used in computing diluted GAAP net loss per common share	83,860	77,974	83,466	77,538

Shares used in computing diluted Non-GAAP net income per common share	84,841	91,255	86,838	92,711

Aruba Networks, Inc.
Consolidated Statements of Operations
As a Percentage of Total Revenues
(On a GAAP Basis)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2009	2008	2009	2008
Revenues:
Product	81.5%	84.0%	82.6%	83.1%
Professional services and support	17.8%	13.7%	16.6%	14.7%
Ratable product and related professional services and support	0.7%	2.3%	0.8%	2.2%

Total revenues	100.0%	100.0%	100.0%	100.0%

Cost of revenues:
Product	28.0%	27.0%	29.9%	26.2%
Professional services and support	3.9%	3.4%	3.8%	4.8%
Ratable product and related professional services and support	0.2%	0.8%	0.3%	0.8%

Total cost of revenues	32.1%	31.2%	34.0%	31.8%

Gross profit	67.9%	68.8%	66.0%	68.2%

Operating expenses:
Research and development	21.5%	22.4%	20.6%	19.9%
Sales and marketing	45.4%	46.3%	46.2%	46.4%
General and administrative	12.6%	10.9%	11.3%	9.8%
Restructuring expenses	3.0%	0.0%	1.4%	0.0%

Total operating expenses	82.5%	79.6%	79.5%	76.1%

Operating loss	(14.6%)	(10.8%)	(13.5%)	(7.9%)

Other income (expense), net
Interest income	1.2%	3.1%	1.2%	3.0%
Other income (expense), net	(0.4%)	(0.4%)	(0.5%)	0.7%

Total other income (expense), net	0.8%	2.7%	0.7%	3.7%

Loss before income tax provision	(13.8%)	(8.1%)	(12.8%)	(4.2%)

Income tax provision	0.4%	0.5%	0.3%	0.5%

Net loss	(14.2%)	(8.6%)	(13.1%)	(4.7%)

Aruba Networks, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six months ended
	January 31,
	2009	2008
Cash flows from operating activities
Net loss	$(13,154)	$(4,117)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,716	1,878
Provision for doubtful accounts	69	140
Write downs for excess and obsolete inventory	1,471	548
Compensation related to stock options and share awards	12,622	9,299
Net realized losses (gains) on short-term investments	2	(2)
Accretion of purchase discounts on short-term investments	(203)	(1,013)
Change in carrying value of preferred stock warrants	—	(715)
Gain on disposal of fixed assets	(25)	—
Excess tax benefits associated with stock based compensation	(24)	—
Changes in operating assets and liabilities:
Accounts receivable	9,046	(2,167)
Inventory	(4,131)	(9,605)
Prepaids and other	1,332	(541)
Deferred costs	901	711
Other assets	292	(341)
Accounts payable	(4,229)	(512)
Deferred revenue	947	4,580
Other current and noncurrent liabilities	3,388	5,514
Income taxes payable	163	241

Net cash provided by operating activities	13,183	3,898

Cash flows from investing activities
Purchases of short-term investments	(45,675)	(53,472)
Proceeds from sales and maturities of short-term investments	33,774	69,225
Purchases of property and equipment	(2,263)	(3,320)
Proceeds from sale of property and equipment	28	—

Net cash provided by (used in) investing activities	(14,136)	12,433

Cash flows from financing activities
Proceeds from issuance of common stock	3,335	6,511
Repurchase of common stock under stock repurchase program	(991)	—
Excess tax benefits associated with stock based compensation	24	—

Net cash provided by financing activities	2,368	6,511

Effect of exchange rate changes on cash and cash equivalents	(31)	—

Net increase in cash and cash equivalents	1,384	22,842
Cash and cash equivalents, beginning of period	37,602	42,570

Cash and cash equivalents, end of period	$38,986	$65,412

Supplemental disclosure of cash flow information
Income taxes paid	$157	$236